UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 30, 2013

ROCKY BRANDS, INC.
(Exact name of registrant as specifıed in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identifıcation No.)

39 East Canal Street, Nelsonville, Ohio	45764
(Address of principal executive offıces)	(Zip Code)

Registrant’s telephone number, including area code	(740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2013, Rocky Brands, Inc. (the “Company”) issued a press release entitled “Rocky Brands, Inc. Announces Third Quarter 2013 Results” regarding its consolidated financial results for the quarter ended September 30, 2013. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 30, 2013, the Company issued a press release entitled “Rocky Brands Signs Definitive Asset Purchase Agreement To Acquire The Creative Recreation Brand” announcing that the Company has entered into a definitive asset purchase agreement with Kommonwealth, Inc. to acquire certain assets including the Creative Recreation trademark. A copy of the Company’s press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and accompanying press releases is being furnished under Item 2.02 and Item 7.01, respectively, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. These forward-looking statements involve numerous risks and uncertainties, including, without limitation, whether the proposed acquisition is consummated, the satisfaction of the conditions to closing of the proposed acquisition, the ability to recognize the expected benefits of the acquisition, the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2012 (filed March 4, 2013 and amended on March 5, 2013) and quarterly reports on Form 10-Q for the quarter ended March 31, 2013 (filed April 25, 2013) and the quarter ended June 30, 2013 (filed July 29, 2013). One or more of these factors have affected historical results, and could in the future affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference herein, the Company, or any other person should not regard the inclusion of such information as a representation that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated October 30, 2013, entitled “Rocky Brands, Inc. Announces Third Quarter 2013 Results.”

99.2*	Press Release, dated October 30, 2013, entitled “Rocky Brands Signs Definitive Asset Purchase Agreement To Acquire The Creative Recreation Brand.”

* Such press releases are being “furnished” (not filed) as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: October 30, 2013	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release, dated October 30, 2013, entitled “Rocky Brands, Inc. Announces Third Quarter 2013 Results.”

99.2*	Press Release, dated October 30, 2013, entitled “Rocky Brands Signs Definitive Asset Purchase Agreement To Acquire The Creative Recreation Brand.”

* Such press releases are being “furnished” (not filed) as part of this Current Report on Form 8-K.